Exhibit 99.1

Novo Integrated Sciences Reports Fiscal Year 2023 Second Quarter Financial Results

BELLEVUE, Wash., May 26, 2023 - Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company” or “Novo”), pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation, today reported its financial results for the fiscal quarter ended February 28, 2023.

Robert Mattacchione, Novo’s CEO and Board Chairman, stated, “During the fiscal year 2023 second quarter period, the Company paid a total of $9,086,050 to certain note holders upon conversion of their notes. Additionally, the Company announced the signing of agreements for an unsecured, non-dilutive 15-year debt instrument, with a principal sum of $70,000,000, which provides for the Company to receive net proceeds of approximately $55,000,000 after fees. In today’s environment of tight capital markets and expensive capital raises, this cash infusion is consequential and will provide the Company with the foundational capital and repayment terms required to support and accelerate the further implementation and growth of Novo’s three-pillar business model.”

Financial Highlights for the three month period ended February 28, 2023:

●	Cash and cash equivalents were $609,738, total assets were $36.5 million, total liabilities were $9.5 million, and stockholders’ equity was $27.2 million.

●	Revenues were $2,556,509, representing a decrease of $312,714, or 11%, from $2,869,223 for the same period in 2022. The decrease in revenue is principally due to the decrease in outsourced product sales and IoNovo Iodine. Acenzia’s and Terragenx’s revenue for the three months ended February 28, 2023 was $458,920 and $32,167, respectively. Revenue from our healthcare services increased by 9% when comparing the revenue for the three months ended February 28, 2022.

●	Operating costs were $2,757,713, representing a decrease of $579,317, or 17%, from $3,337,030 for the same period in 2022. The decrease in operating costs is principally due to the decrease in overhead expenses and depreciation and amortization.

●	Net loss attributed to Novo Integrated Sciences, Inc. for the three months ended February 28, 2023 was $4,621,355, representing a decrease of $183,812, or 4%, from $4,805,167 for the same period in 2022. The decrease in net loss is principally due to the decrease in operating expenses.

●	On February 23, 2023, the Company issued a $573,000 promissory note (12% per annum interest rate) and completed the related Securities Purchase Agreement with Mast Hill Fund, L.P. for gross proceeds of $515,700. The Company granted 5-year warrants with an exercise price of $0.25 per share and issued 955,000 restricted shares to Mast Hill Fund, L.P.

●	On April 26, 2023, the Company entered into a securities purchase agreement with RC Consulting Group LLC in favor of SCP Tourbillion Monaco or registered assigns pursuant to which the Company issued an unsecured 15-year promissory note to the RC Noteholder (the “RC Note”) with a maturity date of April 26, 2038, in the principal sum of $70,000,000, which amount represents the $57,000,000 purchase price plus a yield (non-compounding) of 1.52% (zero coupon) per annum from April 26, 2023 until the same becomes due and payable as provided in the RC Note.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.
●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.
●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient-first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com.

Twitter, LinkedIn, Facebook, Instagram, YouTube

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact

Chris David, COO-President

Novo Integrated Sciences, Inc.

chris.david@novointegrated.com

(888) 512-1195

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of February 28, 2023 (unaudited) and August 31, 2022

	February 28,	August 31,
	2023	2022
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$609,738	$2,178,687
Accounts receivable, net	923,556	1,017,405
Inventory, net	925,107	879,033
Other receivables	1,045,619	1,085,335
Prepaid expenses and other current assets	546,604	571,335
Total current assets	4,050,624	5,731,795

Property and equipment, net	5,449,163	5,800,648
Intangible assets, net	17,199,620	18,840,619
Right-of-use assets, net	2,250,442	2,673,934
Goodwill	7,539,469	7,825,844
TOTAL ASSETS	$36,489,318	$40,872,840

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$2,040,073	$1,800,268
Accrued expenses	1,222,832	1,116,125
Accrued interest (including amounts to related parties)	469,308	454,189
Government loans and notes payable, current portion	92,050	-
Convertible notes payable, net of discount of $307,623	421,489	9,099,654
Contingent liability	62,388	534,595
Due to related parties	468,749	478,897
Debentures, related parties, current portion	911,623	-
Finance lease liability, current portion	15,938	8,890
Operating lease liability, current portion	473,628	582,088
Total current liabilities	6,178,078	14,074,706

Debentures, related parties, net of current portion	-	946,250
Government loans and notes payable, net of current portion	64,977	161,460
Finance lease liability, net of current portion	-	12,076
Operating lease liability, net of current portion	1,890,624	2,185,329
Deferred tax liability	1,392,553	1,445,448
TOTAL LIABILITIES	9,526,232	18,825,269

Commitments and contingencies	-	-

STOCKHOLDERS’ EQUITY
Novo Integrated Sciences, Inc.
Convertible preferred stock; $0.001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding at February 28, 2023 and August 31, 2022, respectively	-	-
Common stock; $0.001 par value; 499,000,000 shares authorized; 139,626,576 and 31,180,603 shares issued and outstanding at February 28, 2023 and August 31, 2022, respectively	139,626	31,181
Additional paid-in capital	88,320,971	66,056,824
Common stock to be issued (911,392 and 4,149,633 shares at February 28, 2023 and August 31, 2022)	1,217,293	9,474,807
Other comprehensive (loss) income	(51,993)	560,836
Accumulated deficit	(62,375,257)	(53,818,489)
Total Novo Integrated Sciences, Inc. stockholders’ equity	27,250,640	22,305,159
Noncontrolling interest	(287,554)	(257,588)
Total stockholders’ equity	26,963,086	22,047,571
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$36,489,318	$40,872,840

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three and Six Months Ended February 28, 2023 and 2022 (unaudited)

	Three Months Ended		Six Months Ended
	February 28,	February 28,	February 28,	February 28,
	2023	2022	2023	2022
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$2,556,509	$2,869,223	$5,975,789	$6,031,150

Cost of revenues	1,585,606	1,652,869	3,265,353	3,548,330

Gross profit	970,903	1,216,354	2,710,436	2,482,820

Operating expenses:
Selling expenses	707	26,370	8,039	26,538
General and administrative expenses	2,757,006	3,310,660	6,731,167	5,940,617
Total operating expenses	2,757,713	3,337,030	6,739,206	5,967,155

Loss from operations	(1,786,810)	(2,120,676)	(4,028,770)	(3,484,335)

Non-operating income (expense)
Interest income	2,243	8,490	4,524	16,878
Interest expense	(123,866)	(1,226,182)	(291,109)	(1,294,912)
Amortization of debt discount	(2,740,349)	(1,463,022)	(4,230,862)	(1,520,862)
Foreign currency transaction gain (loss)	3,620	(66,814)	(35,681)	(401,368)
Total other income (expense)	(2,858,352)	(2,747,528)	(4,553,128)	(3,200,264)

Loss before income taxes	(4,645,162)	(4,868,204)	(8,581,898)	(6,684,599)

Income tax expense	-	-	-	-

Net loss	$(4,645,162)	$(4,868,204)	$(8,581,898)	$(6,684,599)

Net loss attributed to noncontrolling interest	(23,807)	(63,037)	(25,130)	(72,845)

Net loss attributed to Novo Integrated Sciences, Inc.	(4,621,355)	$(4,805,167)	(8,556,768)	$(6,611,754)

Comprehensive loss:
Net loss	(4,645,162)	(4,868,204)	(8,581,898)	(6,684,599)
Foreign currency translation (loss) gain	(196,683)	115,093	(617,665)	10,705
Comprehensive loss:	$(4,841,845)	$(4,753,111)	$(9,199,563)	$(6,673,894)

Weighted average common shares outstanding - basic and diluted	79,334,919	28,740,700	56,469,365	27,827,686

Net loss per common share - basic and diluted	$(0.06)	$(0.17)	$(0.15)	$(0.24)

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Three and Six Months Ended February 28, 2023 and 2022 (unaudited)

	Common Stock		Additional Paid-in	Common Stock To	Other Comprehensive	Accumulated	Novo Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	Income	Deficit	Equity	Interest	Equity
Balance, August 31, 2022	31,180,603	$31,181	$66,056,824	$9,474,807	$560,836	$(53,818,489)	$22,305,159	$(257,588)	$22,047,571
Units issued for cash, net of offering costs	4,000,000	4,000	1,791,000	-	-	-	1,795,000	-	1,795,000
Issuance of common stock to be issued	36,222	36	92,330	(92,366)	-	-	-	-	-
Cashless exercise of warrants	4,673,986	4,674	1,134,376	-	-	-	1,139,050	-	1,139,050
Fair value of stock options	-	-	60,887	-	-	-	60,887	-	60,887
Foreign currency translation loss	-	-	-	-	(417,008)	-	(417,008)	(3,974)	(420,982)
Net loss	-	-	-	-	-	(3,935,413)	(3,935,413)	(1,323)	(3,936,736)
Balance, November 30, 2022	39,890,811	$39,891	$69,135,417	$9,382,441	$143,828	$(57,753,902)	$20,947,675	$(262,885)	$20,684,790

Share issuance for convertible debt settlement	93,109,398	93,110	8,992,941	-	-	-	9,086,051	-	9,086,051
Cashless exercise of warrants	1,159,348	1,159	281,374	-	-	-	282,533	-	282,533
Exercise of warrants for cash	1,310,000	1,310	129,690	-	-	-	131,000	-	131,000
Issuance of common stock to be issued	3,202,019	3,201	8,161,947	(8,165,148)	-	-	-	-	-
Shares issued with convertible notes	955,000	955	82,008	-	-	-	82,963	-	82,963
Value of warrants issued with convertible notes	-	-	86,327	-	-	-	86,327	-	86,327
Fair value of stock options	-	-	60,887	-	-	-	60,887	-	60,887
Extinguishment of derivative liability due to conversion	-	-	1,390,380	-	-	-	1,390,380	-	1,390,380
Foreign currency translation loss	-	-	-	-	(195,821)	-	(195,821)	(862)	(196,683)
Net loss	-	-	-	-	-	(4,621,355)	(4,621,355)	(23,807)	(4,645,162)
Balance, February 28, 2023	139,626,576	$139,626	$88,320,971	$1,217,293	$(51,993)	$(62,375,257)	$27,250,640	$(287,554)	$(26,963,086)

Balance, August 31, 2021	26,610,144	$26,610	$54,579,396	$9,236,607	$991,077	$(20,969,274)	$43,864,416	$(60,261)	$43,804,155
Common stock for services	35,000	35	64,715	-	-	-	64,750	-	64,750
Common stock issued as collateral and held in escrow	2,000,000	2,000	(2,000)	-	-	-	-	-	-
Common stock to be issued for purchase of Terragenx	-	-	-	983,925	-	-	983,925	97,311	1,081,236
Common stock to be issued for purchase of Mullin assets	-	-	-	188,925	-	-	188,925	-	188,925
Value of warrants issued with convertible notes	-	-	295,824	-	-	-	295,824	-	295,824
Fair value of stock options	-	-	154,135	-	-	-	154,135	-	154,135
Foreign currency translation loss	-	-	-	-	(103,533)	-	(103,533)	(855)	(104,388)
Net loss	-	-	-	-	-	(1,806,587)	(1,806,587)	(9,808)	(1,816,395)

Balance, November 30, 2021	28,645,144	$28,645	$55,092,070	$10,409,457	$887,544	$(22,775,861)	$43,641,855	$26,387	$43,668,242
Common stock for services	240,000	240	297,760	-	-	-	298,000	-	298,000
Value of warrants issued with convertible notes	-	-	5,257,466	-	-	-	5,257,466	-	5,257,466
Fair value of stock options	-	-	44,427	-	-	-	44,427	-	44,427
Foreign currency translation gain	-	-	-	-	114,738	-	114,738	355	115,093
Net loss	-	-	-	-	-	(4,805,167)	(4,805,167)	(63,037)	(4,868,204)

Balance, February 28, 2022	28,885,144	$28,885	$60,691,723	$10,409,457	$1,002,282	$(27,581,028)	$44,551,319	$(36,295)	$44,515,024

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Six Months Ended February 28, 2023 and 2022 (unaudited)

	Six Months Ended
	February 28,	February 28,
	2023	2022
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(8,581,898)	$(6,684,599)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,138,797	1,467,837
Fair value of vested stock options	121,774	198,562
Common stock issued for services	-	362,750
Financing costs for debt extension	1,421,583	-
Operating lease expense	419,256	289,626
Amortization of debt discount	4,230,862	1,520,862
Foreign currency transaction losses	35,681	401,368
Changes in operating assets and liabilities:
Accounts receivable	57,936	213,125
Inventory	(78,898)	46,135
Prepaid expenses and other current assets	6,143	(285,444)
Accounts payable	299,881	(422,847)
Accrued expenses	148,918	(111,479)
Accrued interest	28,226	277,075
Operating lease liability	(405,082)	(282,703)
Net cash used in operating activities	(1,156,821)	(3,009,732)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	-	(192,536)
Cash acquired with acquisition	-	29,291
Net cash used in investing activities	-	(163,245)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (repayments to) related parties	6,138	(4,350)
Repayments of finance leases	(4,299)	(10,934)
Repayments of notes payable	-	(4,415,000)
Proceeds from the sale of common stock, net of offering costs	1,795,000	-
Proceeds from exercise of warrants	131,000	-
Repayment of convertible notes	(2,977,778)	-
Proceeds from issuance of convertible notes, net	445,235	15,270,000
Net cash (used in) provided by financing activities	(604,704)	10,839,716

Effect of exchange rate changes on cash and cash equivalents	192,576	(15,904)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,568,949)	7,650,835

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,178,687	8,293,162

CASH AND CASH EQUIVALENTS, END OF PERIOD	$609,738	$15,943,997

CASH PAID FOR:
Interest	$275,990	$1,294,912
Income taxes	$-	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for convertible debt settlement	$9,086,051	$-
Common stock to be issued for intangible assets	$-	$188,925
Common stock to be issued for acquisition	$-	$983,925
Debt discount recognized on derivative liability	$1,390,380	$-
Debt discount recognized on convertible note	$297,055	$-
Extinguishment of derivative liability due to conversion	$1,390,380	$-
Common stock issued with convertible notes	$82,963	$-
Warrants issued with convertible notes	$86,327	$-